                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event      October 22, 2002 (October 17, 2002)
reported)                                   ------------------------------------

                          Atchison Casting Corporation
                          ----------------------------
            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
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(State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)         File Number)         Identification No.)

400 South Fourth Street, Atchison, Kansas                 66002
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(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code    (913) 367-2121
                                                   -----------------------------

                                 Not applicable
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        (Former name or former address, if changed since last report)

Item 5.   Other Events.

     Atchison Casting Corporation issued a press release announcing the extension of its North American credit facilities. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     4    Fourteenth Amendment and Forebearance Agreement to the Credit Agreement
          dated as of October 17, 2002.

     99.1 Press release dated October 22, 2002.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: October 22, 2002

                                    Atchison Casting Corporation

                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer

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